Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS

(formerly BANKERS TRUST COMPANY)

(Exact name of trustee as specified in its charter)

NEW YORK	13-4941247
(Jurisdiction of Incorporation or	(I.R.S. Employer
organization if not a U.S. national bank)	Identification no.)

60 WALL STREET
NEW YORK, NEW YORK	10005
(Address of principal	(Zip Code)
executive offices)

Deutsche Bank Trust Company Americas

Attention: Lynne Malina

Legal Department

60 Wall Street, 37th Floor

New York, New York 10005

(212) 250 — 0677

(Name, address and telephone number of agent for service)

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

and the Guarantors listed below

(Exact name of obligor as specified in its charter)

Bermuda	98-0438382
(State or other jurisdiction	(IRS Employer Identification No.)
of incorporation or organization)

O’HARA HOUSE 3 Bermudiana Road Hamilton HM08, Bermuda
(Address of principal executive offices)	(Zip Code)

15.0% Senior Secured Notes Due 2017

(Title of the Indenture securities)

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Additional Registrants*	Jurisdiction of Formation	I.R.S. Employer Identification No.

CME Media Enterprises B.V.	The Netherlands	N/A

Central European Media Enterprises N.V.	Curaçao	N/A

*                 Each Additional Registrant is a wholly-owned direct or indirect subsidiary of Central European Media Enterprises Ltd.  The address of the principal office of CME Media Enterprises B.V. is Dam 5B, 1012 JS Amsterdam, The Netherlands.  The address of the principal office of Central European Media Enterprises N.V. is Schotlegetweg Oost 44, Willemstad, Curaçao.

Item   1. General Information.

Furnish the following information as to the trustee.

(a)                                 Name and address of each examining or supervising authority to which it is subject.

Name	Address

Federal Reserve Bank (2nd District)	New York, NY
Federal Deposit Insurance Corporation	Washington, D.C.
New York State Banking Department	Albany, NY

(b)           Whether it is authorized to exercise corporate trust powers.

Yes.

Item   2. Affiliations with Obligor.

If the obligor is an affiliate of the Trustee, describe each such affiliation.

None.

Item 3. -15.                                 Not Applicable

Item  16.                                               List of Exhibits.

Exhibit 1 -                                     Restated Organization Certificate of Bankers Trust Company dated August 6, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 25, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 16, 1998, and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated February 27, 2002  — Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 2 -                                     Certificate of Authority to commence business - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 3 -                                     Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 4 -                                     Existing By-Laws of Deutsche Bank Trust Company Americas, as amended on April 15, 2002 business - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 5 -                                     Not applicable.

Exhibit 6 -                                     Consent of Bankers Trust Company required by Section 321(b) of the Act. - business - Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 7 -                                     The latest report of condition of Deutsche Bank Trust Company Americas dated as of December 31, 2013. Copy attached.

Exhibit 8 -                                     Not Applicable.

Exhibit 9 -                                     Not Applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 26th day of February, 2014.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ CAROL NG
CAROL NG
VICE PRESIDENT